EXHIBIT 99.1
NEWS RELEASE

Contact:	Justin Coe	Joe Calabrese
	Chief Accounting Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2026 RESULTS

DALLAS – August 12, 2026 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2026 with the second quarter ended June 30, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

SECOND QUARTER 2026 FINANCIAL HIGHLIGHTS

•Comparable RevPAR for all hotels increased 6.6% to $155.7 during the quarter on a 5.8% increase in Comparable ADR and a 0.7% increase in Comparable Occupancy.
•Net income attributable to common stockholders was $120.7 million or $1.62 per diluted share for the quarter.
•Adjusted EBITDAre was $69.4 million for the quarter.
•Adjusted funds from operations (AFFO) per diluted share was $2.67 for the quarter, compared to $0.78 for the prior-year quarter.
•Comparable Hotel EBITDA was $79.9 million for the quarter, reflecting growth of 9.6% over the prior year quarter. Comparable Hotel EBITDA margin expanded 158 basis points to 32.5%.
•The Company ended the quarter with cash and cash equivalents of $75.0 million and restricted cash of $137.0 million (including amounts held for sale). The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $24.2 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $83.8 million.
•Total debt was $2.0 billion at June 30, 2026, a decrease of $599.5 million, or 23.3%, from $2.6 billion at December 31, 2025.
•CapEx invested during the quarter was $20.7 million.

RECENT OPERATING HIGHLIGHTS

•During the quarter, the Company closed on nine hotel sales for combined gross proceeds of $385.3 million or $194,200 per key. Additionally, these nine sales are expected to result in anticipated capital expenditure savings of $90.8 million or $45,800 per key, representing $476.1

AHT Reports Second Quarter Results

August 12, 2026
million, or approximately $240,000 per key, of combined proceeds and avoided capital expenditure. These hotels include:
◦Embassy Suites by Hilton Palm Beach Gardens PGA Boulevard
◦Embassy Suites by Hilton Dallas Near the Galleria
◦Lakeway Resort & Spa
◦Sheraton Indianapolis City Centre
◦Silversmith Hotel Chicago Downtown
◦Sheraton Mission Valley San Diego
◦Hilton Garden Inn Jacksonville JTB/Deerwood Park
◦Hilton Garden Inn Austin Downtown
◦Hyatt Regency Savannah
•Subsequent to quarter end, the Company closed on two hotel sales for combined gross proceeds of $79.1 million. These hotels include:
◦Marriott Fremont Silicon Valley
◦Hyatt Regency Long Island
•On August 7, 2026, the Company refinanced the Highland mortgage loan with a new $525.0 million mortgage loan. The refinanced mortgage loan has a two-year initial term, is interest only, bears interest at SOFR + 5.24%, compared to SOFR + 5.47% on the prior loan, and has three one-year extension options, subject to satisfaction of certain conditions. This refinancing also released the loan pool from a cash sweep that had been in effect for more than a year and addressed the Company’s final remaining 2026 maturity.

CAPITAL STRUCTURE

As of June 30, 2026, the Company had total loans of $2.0 billion with a blended average interest rate of 8.2%, taking into account in-the-money interest rate caps. Approximately 6% of the Company’s current consolidated debt is fixed-rate and approximately 94% is floating-rate.

“Our second quarter results provide the clearest evidence yet of Ashford Trust's operational turnaround,” said Stephen Zsigray, President and Chief Executive Officer. “Comparable RevPAR increased 6.6% in the quarter and we converted 70% of the incremental revenue into Hotel EBITDA. Growth was rate-led, with Comparable ADR up 5.8%, which, combined with cost discipline from our asset management team and our property managers, produced a 9.6% increase in Comparable Hotel EBITDA and 158 basis points of margin expansion.

“We’ve been equally active on the balance sheet, completing the sale of eleven hotels—nine during the quarter and two shortly after quarter-end—at cap rates that reinforce our conviction in the underlying value of our assets. We applied the majority of proceeds to retire mortgage debt, which has improved our leverage profile, reduced interest expense, and helped address near-term loan maturities. Subsequent to quarter-end, we successfully addressed our final 2026 maturity with the Highland refinancing. This refinancing preserved a significant portion of total portfolio equity, while also improving our blended spread and releasing 14 hotels from a cash sweep that had been in effect for more than a year.

“Despite a number of property sales over the past 12 months, Adjusted EBITDAre for the quarter remained strong at $69.4 million and AFFO improved $12.8 million versus the prior year quarter. As we move into the back half of 2026, we remain focused on translating stronger performance into value for shareholders. Our recent sales transactions suggest there is still a disconnect, and we expect strategic asset

AHT Reports Second Quarter Results

August 12, 2026
sales to remain an important lever for closing that gap while further strengthening our balance sheet, enhancing liquidity and improving cash flow.”

UPDATE ON PREFERRED DIVIDENDS AND REDEMPTIONS

“The second quarter delivered acceleration in hotel performance,” said Zsigray. “Combined with the ongoing implementation of our GRO AHT initiatives, Adjusted FFO improved to $17.4 million for the quarter, compared to $4.6 million in the second quarter of 2025. That progression reflects work across cost structure, portfolio composition and property performance.

“We continue to optimize the portfolio via asset sales, and recently completed the refinancing of our Highland loan pool. That transaction demonstrates the point we have made consistently: deleveraging makes refinancing possible, which ultimately preserves the equity in our portfolio.

“While preserving portfolio equity benefits our preferred holders, that sequencing carries a near-term cost. We have been required to apply the majority of sale proceeds to retire mortgage debt that is senior to the preferred, which continues to constrain the cash available for preferred redemptions and dividends.

“While improved operating performance and successful refinancings will enhance conditions for future capital returns, the path of interest rates continues to work against us. Where the market previously anticipated further easing, the forward curve no longer reflects that relief and the probability of interest rate hikes has risen considerably.

“While we remain unable at this time, we intend to resume capital returns to preferred holders when conditions allow. Dividends on the Company’s preferred stock are cumulative and will continue to accumulate while suspended.”

NON-GAAP MEASURES

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

AHT Reports Second Quarter Results

August 12, 2026
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$2,291,237	$3,069,016
Accumulated depreciation	(747,916)	(983,772)
Investments in hotel properties, net	1,543,321	2,085,244
Contract asset	368,298	355,138
Cash and cash equivalents	72,510	66,145
Restricted cash	136,985	149,580
Accounts receivable, net of allowance of $213 and $424 respectively	38,883	32,752
Inventories	2,672	3,598
Notes receivable, net	12,880	12,187
Investment in unconsolidated entities	7,110	7,265
Deferred costs, net	837	1,529
Derivative assets, net	1,256	410
Operating lease right-of-use assets	37,283	43,582
Prepaid expenses and other assets	17,124	32,057
Due from related parties, net	980	—
Due from third-party hotel managers	24,240	25,667
Assets held for sale	70,071	18,478
Total assets	$2,334,450	$2,833,632

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$1,905,747	$2,504,637
Indebtedness associated with hotels in receivership	273,971	294,771
Finance lease liability	17,258	17,536
Accounts payable and accrued expenses	114,368	123,773
Accrued interest payable	31,224	12,176
Accrued interest associated with hotels in receivership	94,327	84,155
Dividends and distributions payable	4,247	4,247
Due to Ashford Inc., net	52,552	40,643
Due to related parties, net	—	1,949
Due to third-party hotel managers	1,157	882
Operating lease liabilities	37,676	44,045
Other liabilities	36,624	36,768
Liabilities associated with assets held for sale	74,813	41,292
Total liabilities	2,643,964	3,206,874

Redeemable noncontrolling interests in operating partnership	20,800	20,516
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 and 7,684,201 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	187,498	179,818
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at June 30, 2026 and December 31, 2025	18,972	18,215
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at June 30, 2026 and December 31, 2025	5,658	5,484
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at June 30, 2026 and December 31, 2025	14,096	13,566
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at June 30, 2026 and December 31, 2025	11	11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at June 30, 2026 and December 31, 2025	10	10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at June 30, 2026 and December 31, 2025	15	15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at June 30, 2026 and December 31, 2025	10	10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at June 30, 2026 and December 31, 2025	11	11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 and 6,476,157 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	65	65
Additional paid-in capital	2,402,052	2,402,015
Accumulated deficit	(2,973,059)	(3,028,489)
Total stockholders' equity (deficit) of the Company	(570,885)	(626,352)
Noncontrolling interests in consolidated entities	14,347	15,511
Total equity (deficit)	(556,538)	(610,841)
Total liabilities and equity/deficit	$2,334,450	$2,833,632

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
REVENUE
Rooms	$209,618	$227,203	$409,643	$433,504
Food and beverage	47,007	55,336	98,577	109,865
Other	16,442	19,006	32,425	35,226
Total hotel revenue	273,067	301,545	540,645	578,595
Other	173	456	327	765
Total revenue	273,240	302,001	540,972	579,360
EXPENSES
Hotel operating expenses
Rooms	46,032	51,659	92,222	99,449
Food and beverage	31,188	35,455	65,571	71,181
Other expenses	89,895	101,372	181,168	196,482
Management fees	9,340	10,344	18,624	20,192
Total hotel operating expenses	176,455	198,830	357,585	387,304
Property taxes, insurance and other	13,179	16,234	28,073	32,283
Depreciation and amortization	28,628	35,276	60,634	72,615
Impairment charges	—	1,447	112,649	1,447
Advisory services fee:
Base advisory fee	8,507	8,339	16,815	16,534
Reimbursable expenses	5,664	3,411	17,351	6,619
Stock/unit-based compensation	28	222	56	155
Incentive fee	—	(66)	—	27
Stirling performance participation fee	—	111	—	227
Corporate, general and administrative:
Stock/unit-based compensation	—	—	—	13
Other general and administrative	1,325	5,485	2,927	9,804
Total operating expenses	233,786	269,289	596,090	527,028
Gain (loss) on disposition of assets and hotel properties	150,046	6,684	250,076	38,552
Gain (loss) on derecognition of assets	6,828	9,900	14,618	19,946
OPERATING INCOME (LOSS)	196,328	49,296	209,576	110,830
Equity in earnings (loss) of unconsolidated entities	47	44	(155)	(387)
Interest income	1,047	1,253	1,969	2,467
Other income (expense), net	—	—	3,223	—
Interest expense, net of discount amortization	(50,868)	(62,392)	(118,185)	(123,648)
Interest expense associated with hotels in receivership	(7,607)	(10,454)	(15,427)	(20,846)
Amortization of loan costs	(4,802)	(7,743)	(11,039)	(12,943)
Write-off of premiums, loan costs and exit fees	(305)	(1,486)	(1,559)	(6,083)
Gain (loss) on extinguishment of debt	(1,950)	(2)	(1,975)	(15)
Realized and unrealized gain (loss) on derivatives	44	(836)	801	(3,576)
INCOME (LOSS) BEFORE INCOME TAXES	131,934	(32,320)	67,229	(54,201)
Income tax benefit (expense)	(2,553)	(119)	(3,305)	(436)
NET INCOME (LOSS)	129,381	(32,439)	63,924	(54,637)
(Income) loss attributable to noncontrolling interest in consolidated entities	341	1,412	996	3,188
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,729)	631	(699)	1,082
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	127,993	(30,396)	64,221	(50,367)
Preferred dividends	(2,714)	(7,017)	(5,428)	(13,746)
Deemed dividends on redeemable preferred stock	(4,600)	(2,530)	(9,200)	(3,587)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$120,679	$(39,943)	$49,593	$(67,700)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$18.73	$(6.88)	$7.70	$(11.82)
Weighted average common shares outstanding – basic	6,443	5,804	6,442	5,728
Diluted:
Net income (loss) attributable to common stockholders	$1.62	$(6.88)	$0.70	$(11.82)
Weighted average common shares outstanding – diluted	77,465	5,895	83,944	5,728
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income (loss)	$129,381	$(32,439)	$63,924	$(54,637)
Interest expense and amortization of discounts and loan costs, net	55,670	70,135	129,224	136,591
Interest expense associated with hotels in receivership	7,607	10,454	15,427	20,846
Depreciation and amortization	28,628	35,276	60,634	72,615
Income tax expense (benefit)	2,553	119	3,305	436
Equity in (earnings) loss of unconsolidated entities	(47)	(44)	155	387
Company's portion of EBITDA of unconsolidated entities	359	406	467	526
EBITDA	224,151	83,907	273,136	176,764
Impairment charges on real estate	—	1,447	112,649	1,447
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(150,046)	(6,684)	(250,076)	(38,552)
(Gain) loss on derecognition of assets	(6,828)	(9,900)	(14,618)	(19,946)
EBITDAre	67,277	68,770	121,091	119,713
Amortization of unfavorable contract liabilities	(31)	(31)	(61)	(61)
Transaction and conversion costs	(91)	2,173	262	4,101
Write-off of premiums, loan costs and exit fees	305	1,486	1,559	6,083
Realized and unrealized (gain) loss on derivatives	(44)	836	(801)	3,576
Stock/unit-based compensation	28	222	56	168
Legal, advisory and settlement costs	(18)	55	4	852
Other (income) expense, net	—	—	(3,223)	—
Incentive fee	—	(66)	—	27
Stirling performance participation fee	—	111	—	227
(Gain) loss on extinguishment of debt	1,950	2	1,975	15
Severance	68	274	247	796
Adjusted EBITDAre	$69,444	$73,832	$121,109	$135,497
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income (loss)	$129,381	$(32,439)	$63,924	$(54,637)
(Income) loss attributable to noncontrolling interest in consolidated entities	341	1,412	996	3,188
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,729)	631	(699)	1,082
Preferred dividends	(2,714)	(7,017)	(5,428)	(13,746)
Deemed dividends on redeemable preferred stock	(4,600)	(2,530)	(9,200)	(3,587)
Net income (loss) attributable to common stockholders	120,679	(39,943)	49,593	(67,700)
Depreciation and amortization on real estate	28,324	34,486	60,026	71,036
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(150,046)	(6,684)	(250,076)	(38,552)
(Gain) loss on derecognition of assets	(6,828)	(9,900)	(14,618)	(19,946)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,729	(631)	699	(1,082)
Equity in (earnings) loss of unconsolidated entities	(47)	(44)	155	387
Impairment charges on real estate	—	1,447	112,649	1,447
Company's portion of FFO of unconsolidated entities	148	152	47	(81)
FFO available to common stockholders and OP unitholders	(6,041)	(21,117)	(41,525)	(54,491)
Deemed dividends on redeemable preferred stock	4,600	2,530	9,200	3,587
Transaction and conversion costs	(91)	2,173	262	4,101
Write-off of premiums, loan costs and exit fees	305	1,486	1,559	6,083
Unrealized (gain) loss on derivatives	(44)	1,309	(801)	4,741
Stock/unit-based compensation	28	222	56	168
Legal, advisory and settlement costs	(18)	55	4	852
Other (income) expense, net	—	—	(3,223)	—
Amortization of loan costs	4,802	7,705	11,039	12,868
Incentive fee	—	(66)	—	27
Stirling performance participation fee	—	111	—	227
(Gain) loss on extinguishment of debt	1,950	2	1,975	15
Interest expense associated with hotels in receivership	7,607	9,902	15,427	19,948
Severance	68	274	247	796
Default interest and late fees	4,251	—	23,155	—
Company's portion of adjustments to FFO of unconsolidated entities	22	35	44	75
Adjusted FFO available to common stockholders and OP unitholders	$17,439	$4,621	$17,419	$(1,003)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$2.67	$0.78	$2.67	$(0.17)
Weighted average diluted shares	6,535	5,906	6,536	5,834

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2026
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (11)	Interest Rate (10)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (12)	Comparable TTM Hotel EBITDA Debt Yield
JPMorgan Chase - 8 hotels	February 2026	February 2026	SOFR (1) + 3.28%	$—	$325,000	$325,000	(2)	$(5,938)	(1.8)%	$29,537	9.1%
BAML Highland Pool - 15 hotels	July 2026	July 2026	SOFR (1) + 5.47%	—	523,899	523,899	(3)	77,810	14.9%	68,601	13.1%
BAML Indigo Atlanta - 1 hotel	February 2027	February 2027	SOFR (1) + 2.85%	—	12,330	12,330	(4)	469	3.8%	2,303	18.7%
BAML/Sculptor KEYS 16 Pool - 14 hotels	February 2027	February 2030	SOFR (1) + 4.37%	—	507,838	507,838	(5)	49,247	9.7%	69,156	13.6%
Morgan Stanley Pool - 7 hotels	March 2027	March 2028	SOFR (1) + 5.96%	—	143,534	143,534	(6)	162,603	113.3%	18,706	13.0%
BAML Nashville - 1 hotel	September 2027	September 2030	SOFR (1) + 2.26%	—	218,100	218,100	(7)	28,354	13.0%	36,082	16.5%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(8)	12,538	10.3%	16,127	13.3%
BAML Pool - 4 hotels	December 2028	December 2028	8.51%	30,200	—	30,200		394	1.3%	4,400	14.6%
Preferred Equity Nashville - 1 hotel	May 2029	May 2029	11.14%	89,295	—	89,295	(9)	N/A	N/A	N/A	N/A
Unencumbered Hotel - 1 hotel				—	—	—		1,768	N/A	4,233	N/A
Total				$119,495	$1,852,201	$1,971,696		$327,245	16.6%	$249,145	12.6%
Percentage				6.1%	93.9%	100.0%
Weighted average interest rate (10)				10.47%	8.03%	8.18%
All indebtedness is non-recourse.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.
(1)    SOFR rate was 3.65% at June 30, 2026.
(2)    As of June 30, 2026, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 5.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations.
(3)    This mortgage loan has one six-month extension option, subject to satisfaction of certain conditions. The six-month extension option was exercised in January 2026. On August 7, 2026, we refinanced this mortgage loan with a new $525.0 million mortgage loan. The refinanced mortgage loan has a two-year initial term, is interest only, bears interest at SOFR + 5.24%, and has three one-year extension options, subject to satisfaction of certain conditions.
(4)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. The one-year extension option was exercised in February 2026.
(5)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. On July 1, 2026, this mortgage loan was paid down by $43.5 million in conjunction with the sale of the Marriott in Fremont, California.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension option was exercised in March 2026.
(7)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.
(8)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(9)    Terms of this preferred equity transaction include an 11.14% fixed preferred equity rate, consisting of 10.14% cash interest and 1.00% paid-in-kind interest.
(10)    Interest rates do not include default or late payment rates in effect on two mortgage loans.
(11)    The final maturity date assumes all available extension options will be exercised.
(12)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$209,618	$(19,369)	$190,249	$227,203	$(48,670)	$178,533	(7.74)%	6.56%
RevPAR	$154.95	$(148.11)	$155.68	$144.08	$(137.14)	$146.09	7.55%	6.56%
Occupancy	76.16%	(76.94)%	76.07%	75.23%	(74.20)%	75.53%	1.24%	0.71%
ADR	$203.46	$(192.49)	$204.65	$191.51	$(184.81)	$193.42	6.24%	5.81%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$409,643	$(52,977)	$356,666	$433,505	$(94,983)	$338,522	(5.50)%	5.36%
RevPAR	$145.05	$(134.65)	$146.74	$138.09	$(134.02)	$139.27	5.05%	5.36%
Occupancy	72.24%	(70.70)%	72.49%	71.62%	(71.33)%	71.71%	0.87%	1.09%
ADR	$200.80	$(190.44)	$202.43	$192.80	$(187.88)	$194.23	4.15%	4.22%

NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2026	2025	% Variance	2026	2025	% Variance
Total hotel revenue	$273,068	$301,546	(9.44)%	$540,647	$578,596	(6.56)%
Non-comparable adjustments	(26,902)	(65,347)		(72,811)	(125,991)
Comparable total hotel revenue	$246,166	$236,199	4.22%	$467,836	$452,605	3.37%

Hotel net income (loss)	$181,455	$57,561	215.24%	$210,570	$126,687	66.21%
Non-comparable adjustments	(129,091)	(7,011)		(200,475)	(45,407)
Comparable hotel net income (loss)	$52,364	$50,550	3.59%	$10,095	$81,280	(87.58)%
Hotel net income (loss) margin	66.45%	19.09%	47.36%	38.95%	21.90%	17.05%
Comparable hotel net income margin	21.27%	21.40%	(0.13)%	2.16%	17.96%	(15.80)%

Hotel EBITDA	$88,351	$92,279	(4.26)%	$165,156	$170,752	(3.28)%
Non-comparable adjustments	(8,404)	(19,303)		(20,253)	(35,787)
Comparable hotel EBITDA	$79,947	$72,976	9.55%	$144,903	$134,965	7.36%
Hotel EBITDA margin	32.35%	30.60%	1.75%	30.55%	29.51%	1.04%
Comparable hotel EBITDA margin	32.48%	30.90%	1.58%	30.97%	29.82%	1.15%
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2026	2026	2026	2025	2025	2025	2025	2025	2025
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$273,068	$(26,902)	$246,166	$267,578	$(45,909)	$221,669	$258,583	$(51,663)	$206,920	$265,675	$(53,313)	$212,362
Hotel net income (loss)	$181,455	$(129,091)	$52,364	$29,115	$(71,385)	$(42,270)	$4,332	$19,635	$23,967	$26,634	$1,539	$28,173
Hotel net income (loss) margin	66.45%		21.27%	10.88%		(19.07)%	1.68%		11.58%	10.03%		13.27%
Hotel EBITDA	$88,351	$(8,404)	$79,947	$76,805	$(11,849)	$64,956	$63,133	$(12,086)	$51,047	$68,740	$(11,368)	$57,372
Hotel EBITDA margin	32.35%		32.48%	28.70%		29.30%	24.41%		24.67%	25.87%		27.02%

Hotel net income (loss) % of total TTM	75.1%		84.1%	12.1%		(67.9)%	1.8%		38.5%	11.0%		45.3%
EBITDA % of total TTM	29.7%		31.6%	25.9%		25.6%	21.3%		20.2%	23.1%		22.6%

JV interests in Hotel net income (loss)	$(287)		$(287)	$(574)		$(574)	$(349)		$(349)	$(1,249)		$(1,249)
JV interests in EBITDA	$886		$886	$816		$816	$1,038		$1,038	$216		$216

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$1,064,904	$(177,787)	$887,117
Hotel net income (loss)	$241,536	$(179,302)	$62,234
Hotel net income (loss) margin	22.68%		7.02%
Hotel EBITDA	$297,029	$(43,707)	$253,322
Hotel EBITDA margin	27.89%		28.56%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(2,458)		$(2,458)
JV interests in EBITDA	$2,955		$2,955
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2026	2026	2026	2025	2025	2025	% Variance	% Variance
Atlanta, GA Area	6	1,128	$145.71	$—	$145.71	$135.85	$—	$135.85	7.3%	7.3%
Dallas / Ft. Worth, TX Area	4	1,246	143.90	(130.89)	144.50	125.88	(105.27)	128.36	14.3%	12.6%
Houston, TX Area	1	303	141.85	—	141.85	117.64	(99.09)	141.63	20.6%	0.2%
Los Angeles, CA Metro Area	4	1,312	158.64	—	158.64	154.24	—	154.24	2.9%	2.9%
Miami, FL Metro Area	1	254	202.97	(173.47)	204.19	174.80	(147.75)	191.84	16.1%	6.4%
Minneapolis - St. Paul, MN Area	2	520	83.91	—	83.91	77.51	—	77.51	8.3%	8.3%
Nashville, TN Area	1	674	252.17	—	252.17	246.56	—	246.56	2.3%	2.3%
New York / New Jersey Metro Area	4	1,159	113.62	—	113.62	106.84	—	106.84	6.3%	6.3%
Orlando, FL Area	2	524	120.42	—	120.42	111.36	—	111.36	8.1%	8.1%
Philadelphia, PA Area	1	263	152.68	—	152.68	145.92	—	145.92	4.6%	4.6%
San Diego, CA Area	—	—	139.81	(139.81)	—	154.30	(154.30)	—	(9.4)%	—%
San Francisco - Oakland, CA Metro Area	2	615	162.34	(144.43)	165.82	144.07	(143.64)	144.19	12.7%	15.0%
Tampa, FL Area	1	238	170.90	—	171.13	144.52	(138.01)	153.62	18.3%	11.4%
Washington D.C. - MD - VA Area	8	2,176	189.68	—	189.68	175.51	(167.02)	176.49	8.1%	7.5%
Other Areas	16	3,017	146.95	(150.82)	145.60	138.45	(138.11)	138.68	6.1%	5.0%
Total Portfolio	53	13,429	$154.95	$(148.11)	$155.68	$144.08	$(137.14)	$146.09	7.5%	6.6%
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2026	2026	2026	2025	2025	2025	% Variance	% Variance
Atlanta, GA Area	6	1,128	$142.92	$—	$142.92	$139.74	$—	$139.74	2.3%	2.3%
Boston, MA Area	—	—	—	—	—	38.81	(38.81)	—	(100.0)%	—%
Dallas / Ft. Worth, TX Area	4	1,246	138.95	(122.07)	140.35	126.01	(105.07)	128.53	10.3%	9.2%
Houston, TX Area	1	303	132.78	(73.09)	139.15	114.63	(97.83)	136.36	15.8%	2.0%
Los Angeles, CA Metro Area	4	1,312	165.32	—	165.32	154.95	—	154.95	6.7%	6.7%
Miami, FL Metro Area	1	254	246.12	(249.60)	244.96	211.42	(179.11)	231.77	16.4%	5.7%
Minneapolis - St. Paul, MN Area	2	520	81.55	—	81.55	64.48	—	64.48	26.5%	26.5%
Nashville, TN Area	1	674	236.34	—	236.34	237.11	—	237.11	(0.3)%	(0.3)%
New York / New Jersey Metro Area	4	1,159	95.00	—	95.00	93.88	—	93.88	1.2%	1.2%
Orlando, FL Area	2	524	132.27	—	132.27	129.29	—	129.29	2.3%	2.3%
Philadelphia, PA Area	1	263	129.57	—	129.57	119.05	—	119.05	8.8%	8.8%
San Diego, CA Area	—	—	132.68	(132.68)	—	145.57	(145.57)	—	(8.9)%	—%
San Francisco - Oakland, CA Metro Area	2	615	154.25	(116.75)	163.30	134.84	(117.42)	139.89	14.4%	16.7%
Tampa, FL Area	1	238	189.41	(199.23)	184.62	171.77	(170.53)	173.51	10.3%	6.4%
Washington D.C. - MD - VA Area	8	2,176	161.99	(125.45)	164.08	158.36	(151.79)	159.12	2.3%	3.1%
Other Areas	16	3,017	130.20	(127.39)	131.44	126.94	(131.24)	124.05	2.6%	6.0%
Total Portfolio	53	13,429	$145.05	$(134.65)	$146.74	$138.09	$(134.02)	$139.27	5.0%	5.4%
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2026
(in thousands, except share price)
(unaudited)

June 30, 2026
Common stock shares outstanding	6,476
Partnership units outstanding	93
Combined common stock shares and partnership units outstanding	6,569
Common stock price	$3.24
Market capitalization	$21,284
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$192,105
Series K redeemable preferred stock	$18,278
Series L redeemable preferred stock	$5,955
Series M redeemable preferred stock	$13,772
Indebtedness	$1,971,696
Net working capital (see below)	$(83,778)
Total enterprise value (TEV)	$2,281,597

Cash and cash equivalents	$73,392
Restricted cash	$132,725
Accounts receivable, net	$40,889
Other receivable	$2,758
Inventory	$10,912
Due from third-party hotel managers, net	$23,083
Total current assets	$283,759

Accounts payable, net & accrued expenses	$135,113
Dividends and distributions payable	$4,247
Due to affiliates, net	$60,621
Total current liabilities	$199,981

Net working capital	$83,778
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2026	2026	2025	2025	June 30, 2026
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$181,455	$29,115	$4,332	$26,634	$241,536
Non-property adjustments	(124,569)	12,668	20,110	2,353	(89,438)
Interest income	(376)	(344)	(378)	(400)	(1,498)
Interest expense	1,858	2,127	2,694	3,061	9,740
Amortization of loan costs	—	2	30	35	67
Depreciation and amortization	28,580	31,956	34,042	34,540	129,118
Income tax expense (benefit)	—	2	—	—	2
Non-hotel EBITDA ownership expense	1,403	1,279	2,303	2,517	7,502
Hotel EBITDA including amounts attributable to noncontrolling interest	88,351	76,805	63,133	68,740	297,029
Non-comparable adjustments	(8,404)	(11,849)	(12,086)	(11,368)	(43,707)
Comparable hotel EBITDA	$79,947	$64,956	$51,047	$57,372	$253,322
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$181,455	$(52,074)	$129,381
Non-property adjustments	(124,569)	124,569	—
Interest income	(376)	376	—
Interest expense	1,858	56,617	58,475
Amortization of loan cost	—	4,802	4,802
Depreciation and amortization	28,580	48	28,628
Income tax expense (benefit)	—	2,553	2,553
Non-hotel EBITDA ownership expense	1,403	(1,403)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	88,351	135,488	223,839
Equity in (earnings) loss of unconsolidated entities	—	(47)	(47)
Company's portion of EBITDA of unconsolidated entities	—	359	359
Hotel EBITDA attributable to the Company and OP unitholders	$88,351	$135,800	$224,151
Non-comparable adjustments	(8,404)
Comparable hotel EBITDA	$79,947
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$29,115	$(94,572)	$(65,457)
Non-property adjustments	12,668	(12,668)	—
Interest income	(344)	344	—
Interest expense	2,127	73,010	75,137
Amortization of loan cost	2	6,235	6,237
Depreciation and amortization	31,956	50	32,006
Income tax expense (benefit)	2	750	752
Non-hotel EBITDA ownership expense	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	76,805	(28,130)	48,675
Equity in (earnings) loss of unconsolidated entities	—	202	202
Company's portion of EBITDA of unconsolidated entities	—	108	108
Hotel EBITDA attributable to the Company and OP unitholders	$76,805	$(27,820)	$48,985
Non-comparable adjustments	(11,849)
Comparable hotel EBITDA	$64,956
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,332	$(75,129)	$(70,797)
Non-property adjustments	20,110	(20,110)	—
Interest income	(378)	378	—
Interest expense	2,694	55,939	58,633
Amortization of loan cost	30	6,604	6,634
Depreciation and amortization	34,042	49	34,091
Income tax expense (benefit)	—	(838)	(838)
Non-hotel EBITDA ownership expense	2,303	(2,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	63,133	(35,410)	27,723
Equity in (earnings) loss of unconsolidated entities	—	67	67
Company's portion of EBITDA of unconsolidated entities	—	256	256
Hotel EBITDA attributable to the Company and OP unitholders	$63,133	$(35,087)	$28,046
Non-comparable adjustments	(12,086)
Comparable hotel EBITDA	$51,047
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$26,634	$(89,359)	$(62,725)
Non-property adjustments	2,353	(2,353)	—
Interest income	(400)	400	—
Interest expense	3,061	63,509	66,570
Amortization of loan cost	35	5,958	5,993
Depreciation and amortization	34,540	49	34,589
Income tax expense (benefit)	—	259	259
Non-hotel EBITDA ownership expense	2,517	(2,517)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	68,740	(24,054)	44,686
Equity in (earnings) loss of unconsolidated entities	—	(129)	(129)
Company's portion of EBITDA of unconsolidated entities	—	426	426
Hotel EBITDA attributable to the Company and OP unitholders	$68,740	$(23,757)	$44,983
Non-comparable adjustments	(11,368)
Comparable hotel EBITDA	$57,372
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$57,561	$(90,000)	$(32,439)
Non-property adjustments	(5,234)	5,234	—
Interest income	(370)	370	—
Interest expense	3,156	69,690	72,846
Amortization of loan cost	132	7,611	7,743
Depreciation and amortization	35,228	48	35,276
Income tax expense (benefit)	—	119	119
Non-hotel EBITDA ownership expense	1,806	(1,806)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	92,279	(8,734)	83,545
Equity in (earnings) loss of unconsolidated entities	—	(44)	(44)
Company's portion of EBITDA of unconsolidated entities	—	406	406
Hotel EBITDA attributable to the Company and OP unitholders	$92,279	$(8,372)	$83,907
Non-comparable adjustments	(19,303)
Comparable hotel EBITDA	$72,976
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$210,570	$(146,646)	$63,924
Non-property adjustments	(111,901)	111,901	—
Interest income	(720)	720	—
Interest expense	3,985	129,627	133,612
Amortization of loan cost	2	11,037	11,039
Depreciation and amortization	60,536	98	60,634
Income tax expense (benefit)	2	3,303	3,305
Non-hotel EBITDA ownership expense	2,682	(2,682)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	165,156	107,358	272,514
Equity in (earnings) loss of unconsolidated entities	—	155	155
Company's portion of EBITDA of unconsolidated entities	—	467	467
Hotel EBITDA attributable to the Company and OP unitholders	$165,156	$107,980	$273,136
Non-comparable adjustments	(20,253)
Comparable hotel EBITDA	$144,903
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$126,687	$(181,324)	$(54,637)
Non-property adjustments	(37,089)	37,089	—
Interest income	(716)	716	—
Interest expense	6,221	138,273	144,494
Amortization of loan cost	238	12,705	12,943
Depreciation and amortization	72,518	97	72,615
Income tax expense (benefit)	—	436	436
Non-hotel EBITDA ownership expense	2,893	(2,893)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	170,752	5,099	175,851
Equity in (earnings) loss of unconsolidated entities	—	387	387
Company's portion of EBITDA of unconsolidated entities	—	526	526
Hotel EBITDA attributable to the Company and OP unitholders	$170,752	$6,012	$176,764
Non-comparable adjustments	(35,787)
Comparable hotel EBITDA	$134,965
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2026
	BAML/Sculptor KEYS Pool - 14 hotels	BAML Highland Pool - 15 hotels	Morgan Stanley Pool - 7 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$49,247	$77,810	$162,603	$(5,938)	$28,354	$469	$12,538
Non-property adjustments	(3,487)	(32,020)	(150,834)	17,674	(487)	18	—
Interest income	(140)	(349)	(233)	(200)	(144)	—	(364)
Interest expense	—	—	—	—	—	845	—
Amortization of loan costs	—	—	—	—	—	14	—
Depreciation and amortization	27,399	37,672	17,400	17,525	8,176	1,067	3,927
Income tax expense (benefit)	2	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,487	2,799	2,019	476	183	(110)	26
Hotel EBITDA including amounts attributable to noncontrolling interest	74,508	85,912	30,955	29,537	36,082	2,303	16,127
Non-comparable adjustments	(5,352)	(17,311)	(12,249)	—	—	—	—
Comparable hotel EBITDA	$69,156	$68,601	$18,706	$29,537	$36,082	$2,303	$16,127

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(3,476)	$394	$(82,233)	$1,768	$241,536
Non-property adjustments	—	—	79,697	—	(89,439)
Interest income	(67)	—	—	—	(1,497)
Interest expense	3,466	—	3,530	1,898	9,739
Amortization of loan costs	6	—	47	—	67
Depreciation and amortization	3,877	3,937	7,599	539	129,118
Income tax expense (benefit)	—	—	—	—	2
Non-hotel EBITDA ownership expense	371	69	155	28	7,503
Hotel EBITDA including amounts attributable to noncontrolling interest	4,177	4,400	8,795	4,233	297,029
Non-comparable adjustments	—	—	(8,795)	—	(43,707)
Comparable hotel EBITDA	$4,177	$4,400	$—	$4,233	$253,322
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	BAML/Sculptor KEYS Pool - 14 hotels	BAML Highland Pool - 15 hotels	Morgan Stanley Pool - 7 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$41,428	$112,463	$34,799	$4,623	$8,974	$216	$4,513
Non-property adjustments	(24,341)	(95,440)	(30,577)	—	—	—	—
Interest income	(36)	(90)	(50)	(57)	(34)	—	(84)
Interest expense	—	—	—	—	—	202	—
Amortization of loan costs	—	—	—	—	—	—	—
Depreciation and amortization	6,746	9,218	2,651	4,349	1,993	220	971
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	236	568	502	41	4	3	7
Hotel EBITDA including amounts attributable to noncontrolling interest	24,033	26,719	7,325	8,956	10,937	641	5,407
Non-comparable adjustments	(1,287)	(5,297)	(1,403)	—	—	—	—
Comparable hotel EBITDA	$22,746	$21,422	$5,922	$8,956	$10,937	$641	$5,407

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(406)	$350	$(26,258)	$753	$181,455
Non-property adjustments	—	—	25,788	—	(124,570)
Interest income	(24)	—	—	—	(375)
Interest expense	630	—	557	468	1,857
Amortization of loan costs	—	—	—	—	—
Depreciation and amortization	1,037	931	329	135	28,580
Income tax expense (benefit)	—	—	—	—	—
Non-hotel EBITDA ownership expense	15	22	1	5	1,404
Hotel EBITDA including amounts attributable to noncontrolling interest	1,252	1,303	417	1,361	88,351
Non-comparable adjustments	—	—	(417)	—	(8,404)
Comparable hotel EBITDA	$1,252	$1,303	$—	$1,361	$79,947
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	BAML/Sculptor KEYS Pool - 14 hotels	BAML Highland Pool - 15 hotels	Morgan Stanley Pool - 7 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$(11,647)	$(51,866)	$85,699	$(12,621)	$7,059	$204	$3,160
Non-property adjustments	22,275	64,118	(80,532)	17,674	—	18	—
Interest income	(33)	(84)	(46)	(45)	(34)	—	(81)
Interest expense	—	—	—	—	—	201	—
Amortization of loan costs	—	—	—	—	—	2	—
Depreciation and amortization	7,018	9,370	4,306	4,346	1,995	262	989
Income tax expense (benefit)	2	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	174	282	540	157	5	3	6
Hotel EBITDA including amounts attributable to noncontrolling interest	17,789	21,820	9,967	9,511	9,025	690	4,074
Non-comparable adjustments	(1,182)	(3,836)	(5,432)	—	—	—	—
Comparable hotel EBITDA	$16,607	$17,984	$4,535	$9,511	$9,025	$690	$4,074

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(811)	$(175)	$10,137	$(24)	$29,115
Non-property adjustments	—	—	(10,885)	—	12,668
Interest income	(21)	—	—	—	(344)
Interest expense	906	—	552	468	2,127
Amortization of loan costs	—	—	—	—	2
Depreciation and amortization	1,037	951	1,547	135	31,956
Income tax expense (benefit)	—	—	—	—	2
Non-hotel EBITDA ownership expense	42	19	48	3	1,279
Hotel EBITDA including amounts attributable to noncontrolling interest	1,153	795	1,399	582	76,805
Non-comparable adjustments	—	—	(1,399)	—	(11,849)
Comparable hotel EBITDA	$1,153	$795	$—	$582	$64,956
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	BAML/Sculptor KEYS Pool - 14 hotels	BAML Highland Pool - 15 hotels	Morgan Stanley Pool - 7 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$8,015	$8,187	$25,394	$1,117	$6,194	$30	$2,329
Non-property adjustments	(1,421)	(736)	(23,684)	—	(487)	—	—
Interest income	(34)	(86)	(58)	(48)	(37)	—	(93)
Interest expense	—	—	—	—	—	218	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,927	9,379	5,040	4,457	2,080	289	991
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	587	1,544	(23)	193	196	(143)	7
Hotel EBITDA including amounts attributable to noncontrolling interest	14,074	18,288	6,669	5,719	7,946	400	3,234
Non-comparable adjustments	(1,098)	(4,812)	(3,025)	—	—	—	—
Comparable hotel EBITDA	$12,976	$13,476	$3,644	$5,719	$7,946	$400	$3,234

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(493)	$158	$(47,013)	$414	$4,332
Non-property adjustments	—	—	46,438	—	20,110
Interest income	(22)	—	—	—	(378)
Interest expense	917	—	1,078	481	2,694
Amortization of loan costs	—	—	24	—	30
Depreciation and amortization	1,037	975	2,732	135	34,042
Income tax expense (benefit)	—	—	—	—	—
Non-hotel EBITDA ownership expense	28	18	(108)	4	2,303
Hotel EBITDA including amounts attributable to noncontrolling interest	1,467	1,151	3,151	1,034	63,133
Non-comparable adjustments	—	—	(3,151)	—	(12,086)
Comparable hotel EBITDA	$1,467	$1,151	$—	$1,034	$51,047
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	BAML/Sculptor KEYS Pool - 14 hotels	BAML Highland Pool - 15 hotels	Morgan Stanley Pool - 7 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$11,451	$9,026	$16,711	$943	$6,127	$19	$2,536
Non-property adjustments	—	38	(16,041)	—	—	—	—
Interest income	(37)	(89)	(79)	(50)	(39)	—	(106)
Interest expense	—	—	—	—	—	224	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,708	9,705	5,403	4,373	2,108	296	976
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	490	405	1,000	85	(22)	27	6
Hotel EBITDA including amounts attributable to noncontrolling interest	18,612	19,085	6,994	5,351	8,174	572	3,412
Non-comparable adjustments	(1,785)	(3,366)	(2,389)	—	—	—	—
Comparable hotel EBITDA	$16,827	$15,719	$4,605	$5,351	$8,174	$572	$3,412

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(1,766)	$61	$(19,099)	$625	$26,634
Non-property adjustments	—	—	18,356	—	2,353
Interest income	—	—	—	—	(400)
Interest expense	1,013	—	1,343	481	3,061
Amortization of loan costs	6	—	23	—	35
Depreciation and amortization	766	1,080	2,991	134	34,540
Income tax expense (benefit)	—	—	—	—	—
Non-hotel EBITDA ownership expense	286	10	214	16	2,517
Hotel EBITDA including amounts attributable to noncontrolling interest	305	1,151	3,828	1,256	68,740
Non-comparable adjustments	—	—	(3,828)	—	(11,368)
Comparable hotel EBITDA	$305	$1,151	$—	$1,256	$57,372
NOTES:
(1)    The above comparable information assumes the 53 hotel properties owned and included in the Company’s operations at June 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.